                               [GRAPHIC OMITTED]


                           Cash Reserve Prime Shares

                     (Class A, Class B and Class C Shares)

                 Prospectus & Application -- December 31, 1999

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                              -  -  -  -  -  -  -

The Prime Series (the "Fund") of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. is a money market fund designed to seek as high a level of current income as is consistent with preservation of capital and liquidity.



This Prospectus describes Flag Investors Class A Shares (the "Class A Shares"), Flag Investors Class B Shares (the "Class B Shares") and Flag Investors Class C Shares (the "Class C Shares") of the Fund. Class A Shares are available through your securities dealer or the Fund's transfer agent. Class B Shares are available only through the exchange of Class B shares of other funds in the Flag Investors family of funds. Class C Shares are available only through the exchange of Class C Shares of other funds in the Flag Investors family of funds. (See "How to Buy Shares.")


TABLE OF CONTENTS


Investment Summary ....................    1
Fees and Expenses of The Fund .........    2
Additional Information ................    3
The Fund's Net Asset Value ............    3
How to Buy Shares .....................    3
How to Redeem Shares ..................    4
Telephone Transactions ................    6
Distribution Plans ....................    6
Dividends and Taxes ...................    6
Investment Advisor ....................    6
Financial Highlights ..................    8
Application ...........................   A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

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                              -  -  -  -  -  -  -






  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

--------------------------------------------------------------------------------

Objective and Strategies


      The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. To achieve this objective, the Fund invests in high quality, short-term money market instruments. These instruments include certificates of deposit, bankers' acceptances, commercial paper, variable rate demand notes, U.S. Treasury obligations and repurchase agreements. An instrument is considered to be high quality if it is rated in one of the two highest rating categories by either Moody's Investors Service, Inc. or Standard and Poor's Ratings Group or, if unrated, is of comparable quality as determined by the Advisor.


      The Advisor also attempts to achieve the Fund's objective by limiting investments to securities with maturities of 397 days or less and by maintaining an average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Fund in response to its outlook for interest rates and the economy.


      The Advisor strictly limits exposure to any one issue.

      In managing the Fund's assets, the Advisor attempts to maintain a stable net asset value of $1.00 per share.

Risk Profile

      The Fund is suitable for you if you want to receive income from your investment while minimizing the risk of loss of principal and maintaining liquidity. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Advisor attempts to maintain a $1.00 per share price, it is possible that you may lose money by investing in the Fund. Risks of the Fund include:

      Interest Rate Risk. The primary risk of the Fund is interest rate risk. The Fund's yield can be expected to decline during periods of falling interest rates.

      Credit Risk. It is possible that the credit rating of securities in the Fund's investment portfolio could be downgraded or that a security could go into default.

      Style Risk. There can be no guarantee that the Advisor's judgment about the attractiveness, relative value or potential return of a security will be correct.

                                Class A Shares

                   For years ended
                     December 31,
                  --------------------

                         1990                     7.92%
                         1991                     5.68%
                         1992                     3.25%
                         1993                     2.64%
                         1994                     3.81%
                         1995                     5.52%
                         1996                     4.92%
                         1997                     4.99%
                         1998                     4.99%

-----------

* For the period from December 31, 1998 through September 30, 1999, the year-to-date return for the Class A Shares was 3.38%.



     During the 9-year period shown in the bar chart, the highest return for a quarter was 1.95% (quarter ended 6/30/90) and the lowest return for a quarter was 0.64% (quarter ended 6/30/93).

Average Annual Total Return (for periods ended December 31, 1998)


                                  Class A Shares(1)          Class B Shares(1)
                             -------------------------   -------------------------
Past One Year ............       4.99%                       0.21%
Past Five Years ..........       4.84%                   N/A
Since Inception ..........       5.23%(1/5/89)               3.27%(4/3/95)


-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

     The Class A Shares' and Class B Shares' current yield for the 7-day period ended December 31, 1998 was 4.54% and 3.78%, respectively. You may obtain the current 7-day yield for each class of the Fund by calling
1-800-553-8080.

     No performance information is provided for the Class C Shares because they had not been available prior to the date of this prospectus. However, performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares have different expenses.


FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder Transaction Expenses:
                                                                         Class A Shares     Class B Shares      Class C Shares
 (fees paid directly from your investment)                              ----------------   ----------------   -----------------
Maximum Sales Charge Imposed on Purchases ...........................         None*              None                None
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, whichever is lower) .........         None               4.00%**             1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends ..........................................................         None                None               None
Redemption Fee ......................................................         None                None               None
Exchange Fee ........................................................         None                None               None
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees .....................................................         0.26%               0.26%              0.26%
Distribution and/or Service (12b-1) Fees ............................         0.25%               0.75%              0.75%
Other Expenses (including a 0.25% shareholder servicing fee for
 Class B Shares and Class C Shares) .................................         0.11%               0.34%****          0.34%****
                                                                              ----                ----               -------
Total Annual Fund Operating Expenses ................................         0.62%               1.35%              1.35%
                                                                              ====                ====               ====



-----------
 * Class A Shares are not subject to a sales charge. However, if you exchange Class A shares of another Flag Investors fund for Class A Shares, you will retain liability for any contingent deferred sales charge due on such shares upon redemption. (See "How to Buy Shares" and "How to Redeem Shares.")

 ** Contingent deferred sales charges decline over time and reach zero after seven years. At that time, Class B Shares convert automatically to Class A Shares. (See "Sales Charges.")

 *** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year of purchase. (See "Sales Charges -- Redemption Price.")

**** A portion of the shareholder servicing fee is allocated to member firms of the National Association of Securities Dealers, Inc. and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information on your investments.

Example:


     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            1 year     3 years     5 years     10 years
                                                                           --------   ---------   ---------   ---------
 Class A Shares ........................................................     $ 63        $199        $346      $  774
 Class B Shares ........................................................     $537        $728        $939      $1,239
 Class C Shares ........................................................     $237        $428        N/A         N/A
 You would pay the following expenses if you did not redeem your shares:
 Class A Shares ........................................................     $ 63        $199        $346      $  774
 Class B Shares ........................................................     $137        $428        $739      $1,239
 Class C Shares ........................................................     $137        $428        N/A         N/A

ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.



THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------


      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on how to redeem shares for details on how and when this charge may or may not be imposed.


      The net asset value per share of the Fund is determined on each business day as of 12:00 noon (Eastern Time). The Fund uses the amortized cost method of valuing portfolio securities and rounds the per share net asset value to the nearest whole cent. As a result, it is anticipated that the net asset value of the Fund will remain constant at $1.00 per share. There can be no assurance, however, that this will always be the case.

      You may buy or redeem shares on any day on which both the New York Stock Exchange and the Fund's custodian are open for business (a "Business Day"). If your order is entered before the Fund's net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the Fund's net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES

--------------------------------------------------------------------------------


      You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Class A Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus. You may buy Class B Shares only through the exchange of Class B shares of other funds in the Flag Investors family of funds and Class C Shares only through the exchange of Class C Shares of other funds in the Flag Investors family of funds. (See "Purchases By Exchange" for a description of the conditions.)

      Your order to purchase Class A Shares is effective only when your securities dealer or servicing agent receives your order in proper form and federal funds are available to the Fund for investment. If you pay for shares by check, your check is normally converted into federal funds within two business days. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. If you purchase shares by check, redemption of those shares may be restricted. See the section on redemptions below.


Investment Minimums

      Your initial investment in Class A Shares must be at least $2,000. Your initial investment in Class B and Class C Shares, which are available only through exchange, must be at least $500. Subsequent investments in Class A Shares must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment in Class A Shares may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in any class of this Fund may be as low as $500.

      o If you are a participant in the Class A Shares' Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.


      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


Purchases by Exchange


      You may exchange shares of any other Flag Investors fund with the same sales structure for an equal dollar amount of Class A, B or C Shares, as applicable, without paying a sales charge. The Fund may modify or terminate this offer of exchange upon 60 days' prior written notice.


      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or telephone.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.


      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investments in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the Class A Shares at that day's net asset value. Either you or the Fund may discontinue your participation upon 30 days' notice.


      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional shares of the applicable class at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


      Systematic Purchase Plan. You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES

--------------------------------------------------------------------------------


      You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:


1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.


2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


3) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

      If you paid for your purchase of shares by check, redemption of those shares will be restricted for a period of fifteen calendar days unless you are redeeming shares through your securities dealer or servicing agent and are using the proceeds to purchase other securities in that account.


Redemption Price

The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.





                                        Sales Charge as a
                                    Percentage of the Dollar
Year Since                          Amount Subject to Charge
Purchase               Class A Shares     Class B Shares     Class C Shares
-------------------   ----------------   ----------------   ---------------
   First ..........        1.00%              4.00%               1.00%
   Second .........        0.50%              4.00%               None
   Third ..........        None               3.00%               None
   Fourth .........        None               3.00%               None
   Fifth ..........        None               2.00%               None
   Sixth ..........        None               1.00%               None
   Thereafter .....        None               None                None
--------------------       ----               ----                ----




      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to Class A Shares unless they were purchased as part of an exchange from Class A Shares of another Flag Investors Fund.

2) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

3) If you have acquired shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

4) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.


5) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.


      Waiver of Sales Charge. You may redeem Shares without paying a sales charge under any of the following circumstances:


1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.



2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.



3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:


      (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.


      (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.



      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.


      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.

DISTRIBUTION PLANS

--------------------------------------------------------------------------------


      The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      All of the net income earned on shares is normally declared as dividends daily to the respective shareholders of record of such shares. Dividends on shares are normally payable on the first day that a purchase or exchange order is effective but not on the date that a redemption order is effective.


Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR

--------------------------------------------------------------------------------


      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor. ICC supervises and manages the Fund's operations and generally provides management and administrative services for the Fund. In addition, ICC is responsible for managing the Fund's investments. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds. These funds, together with the Fund, had approximately $[ ] billion of net assets as of November 30, 1999.

      As compensation for its advisory services for the fiscal year ended March 31, 1999, ICC received from the Fund a fee equal to 0.26% of the Fund's average daily net assets. ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Fund to preserve or enhance its performance.


      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


      As a result of the plea, absent an order from the SEC, ICC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

Flag Investors Class A Shares
(For a share outstanding throughout each year)

--------------------------------------------------------------------------------


                                           For the six-
                                           month period
                                        ended September 30,
                                            (unaudited)                                  For the Years Ended March 31,
                                       --------------------    --------------------------------------------------------------------
                                               1999                1999           1998          1997          1996          1995
                                       --------------------    ------------   -----------   -----------    ----------    ----------
Per Share Operating
 Performance:
 Net asset value at beginning of
   year .............................                           $      1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                       --------------------     -----------    ----------    ----------    ----------    ----------
Income from Investment
 Operations:
 Net investment income ..............                                0.0474        0.0494        0.0478        0.0524        0.0442
Less Distributions:
 Dividends from net investment
   income ...........................                               (0.0474)     ( 0.0494)     ( 0.0478)      (0.0524)      (0.0442)
                                                                -----------    ----------    ----------    ----------    ----------
 Net asset value at end of year .                               $      1.00      $   1.00    $     1.00    $     1.00    $     1.00
                                                                ===========    ==========    ==========    ==========    ==========
Total Return:
 Based on net asset value per
   share ............................                                  4.85%         5.05%         4.88%         5.36%         4.51%
Ratios to Average Net Assets:
 Expenses ...........................                                  0.63%         0.67%         0.63%         0.60%         0.61%
 Net investment income ..............                                  4.67%         4.94%         4.78%         5.25%         4.26%
Supplemental Data:
 Net assets at end of year ..........                           $13,028,272    $7,736,785    $6,521,574    $5,976,831    $7,726,696
 Number of shares outstanding
   at end of year ...................                            13,027,769     7,736,522     6,521,310     5,976,824     7,726,698

Flag Investors Class B Shares
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------


                                                 For the six month                                                   For the Period
                                                    period ended                                                    April 3, 1995(1)
                                                   September 30,                                                      through March
                                                    (unaudited)              For the Years Ended March 31,                 31,
                                                -------------------  ---------------------------------------------   ---------------
                                                        1999               1999            1998           1997             1996
                                                -------------------  ---------------  -------------  -------------   ---------------
Per Share Operating Performance:
 Net asset value at beginning of period ......                          $     1.00       $   1.00        $  1.00         $   1.00
                                                -------------------     ----------       --------        -------         --------
Income from Investment Operations:
 Net investment income .......................                              0.0400         0.0418         0.0414           0.0361
Less Distributions:
 Dividends from net investment income ........                             (0.0400)       (0.0418)      ( 0.0414)         (0.0361)
                                                                        ----------       --------      ---------         --------
 Net asset value at end of period ............                          $     1.00        $  1.00        $  1.00         $   1.00
                                                                        ==========       ========      =========         ========
Total Return:
 Based on net asset value per share ..........                                4.07%          4.27%          4.22%            3.69%
Ratios to Average Net Assets:
 Expenses ....................................                                1.37%          1.42%          1.38%           1.38%(2)
 Net investment income .......................                                3.92%          4.18%          4.14%           4.30%(2)
Supplemental Data:
 Net assets at end of period .................                          $2,355,863       $184,382       $227,098         $ 10,200
 Number of shares outstanding
   at end of period ..........................                           2,355,780        184,382        227,098           10,200



-----------
(1) Commencement of Operations.
(2) Annualized.

               FLAG INVESTORS CASH RESERVE PRIME CLASS A SHARES
                            NEW ACCOUNT APPLICATION

-----------------------------------------------------------------------------------------------------------------------------------
Make check payable to "Flag Investors Cash Reserve Prime        For assistance in completing this Application please call:
Class A Shares" and mail with this Application to:              1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m.
     Flag Investors Funds                                       (Eastern Time).
     P.O. Box 219663
     Kansas City, MO 64121-9663                                 To open an IRA account, please call 1-800-767-3524 for an IRA
     Attn: Flag Investors Cash Reserve Prime Class A Shares     information kit.


I wish to purchase Flag Investors Cash Reserve Prime Class A
Shares in the amount of $________________.





                                              Your Account Registration (Please Print)

Existing Account No., if any: ______________________________
Individual or Joint Tenant                                     Gifts to Minors

____________________________________________________________   ____________________________________________________________________
First Name     Initial          Last Name                      Custodian's Name (only one allowed by law)


____________________________________________________________   ____________________________________________________________________
Social Security Number                                         Minor's Name (only one)


____________________________________________________________   _______________________________  ___________________________________
Joint Tenant    Initial          Last Name                     Social Security Number of Minor  Minor's Date of Birth (Mo./Day/Yr.)

                                                               under the __________________ Uniform Gifts to Minors Act
                                                                         State of Residence




Corporations, Trusts, Partnerships, etc.                       Mailing Address

____________________________________________________________   ____________________________________________________________________
Name of Corporation, Trust or Partnership                      Street


_______________________________________                        ____________________________________________________________________
Tax ID Number             Date of Trust                        City                             State               Zip

                                                               (    )
____________________________________________________________   ____________________________________________________________________
Name of Trustees (if to be included in the Registration)


____________________________________________________________
For the Benefit of


                                                        Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Flag
Investors Class A Shares at no sales charge.

           Income Dividends                                      Capital Gains
           |_| Reinvested in additional shares                   |_| Reinvested in additional shares
           |_| Paid in cash                                      |_| Paid in cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.


                                                 Automatic Investing Plan (Optional)

|_| I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Flag Investors Class A Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and
October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250

Subsequent Investments (check one):          |_| Monthly ($100 minimum)         |_| Quarterly ($250 minimum)



                                                                                  Please attach a voided check.


____________________________________________________________   ____________________________________________________________________
Bank Name                                                      Depositor's Signature                                 Date


____________________________________________________________   ____________________________________________________________________
Existing Flag Investors Fund Account No., if any               Depositor's Signature (if joint acct., both must sign) Date

                   Systematic Withdrawal Plan (Optional)

|B) Beginning the month of _____________, ____ (year) please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $____________, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

          Frequency (check one):
          |_| Monthly |_| Quarterly (January, April, July, and October)


                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

       No, I/We do not want:   |_| Telephone redemption privileges
                               |_| Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

   Bank: ________________________     Bank Account No.: ________________________


Address: ________________________    Bank Account Name: ________________________


         ________________________    Bank Phone Number: ________________________


                      Signature and Taxpayer Certification

--------------------------------------------------------------------------------
 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

 |_| U.S. Citizen/Taxpayer:

     |_| I certify that (1) the number shown above on this form is the correct
         Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     |_| If no Tax ID Number or Social Security Number has been provided above,
         I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

 |_| Non-U.S. Citizen/Taxpayer:

     Indicated country of residence for tax purposes: __________________________

     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.
--------------------------------------------------------------------------------
 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------
__________________________________    __________________________________________
Signature                 Date        Signature (if joint acct.,         Date
                                      both must sign)
 For Dealer Use Only

Dealer's Name: ___________________    Dealer Code: _____________________________

Dealer's Address: ________________    Branch Code: _____________________________

      ____________________________    Rep. No.:    _____________________________

Representative:  _________________    Rep. Phone No.: __________________________

                              Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                           Baltimore, Maryland 21202






             Transfer Agent                      Independent Accountants
    INVESTMENT COMPANY CAPITAL CORP.           PRICEWATERHOUSECOOPERS LLP
            One South Street                      250 West Pratt Street
        Baltimore, Maryland 21202               Baltimore, Maryland 21201
             1-800-553-8080

               Distributor                            Fund Counsel
         ICC DISTRIBUTORS, INC.                MORGAN, LEWIS & BOCKIUS LLP
           Two Portland Square                     1701 Market Street
          Portland, Maine 04101             Philadelphia, Pennsylvania 19103


                                    Custodian
                              BANKERS TRUST COMPANY
                               130 Liberty Street
                            New York, New York 10006

                               [GRAPHIC OMITTED]

                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG











--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

   o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

   o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.
                                       Investment Company Act File No. 811-3196
--------------------------------------------------------------------------------
                                                                         CASHPRS

                                                                         (12/99)

                       STATEMENT OF ADDITIONAL INFORMATION

                    ----------------------------------------

                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
                    ----------------------------------------



           THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE APPROPRIATE CLASS OF SHARES, WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER, OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING THE FUND AT P.O. BOX 17250, BALTIMORE, MARYLAND 21203, (800) 553-8080.




















           Statement of Additional Information dated December 31, 1999
                 Relating to Prospectuses dated, August 1, 1999
                 as supplemented through October 11, 1999, for:
                Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.
               (Prime Series, Treasury Series and Tax-Free Series)
                              Institutional Shares
             (Prime Series, Treasury Series and Tax-Free Series) and
                        Quality Cash Reserve Prime Shares


           Statement of Additional Information dated December 31, 1999
               Relating to Prospectus dated December 31, 1999 for:
                    Flag Investors Cash Reserve Prime Shares
                        (Class A and Class B and Class C)

                                TABLE OF CONTENTS



Introduction...............................................................   1
The Fund and Its Shares....................................................   1
Investment Program.........................................................   3
Investment Restrictions....................................................   6
Share Purchases and Redemptions............................................   8
Dividends and Taxes........................................................   9
Directors and Officers.....................................................  13
The Investment Advisor.....................................................  17
Distributor................................................................  18
Portfolio Transactions.....................................................  23
Semi-Annual Reports........................................................  25
Independent Accountants....................................................  25
Sub-Accounting.............................................................  25
Legal Matters .............................................................  25
Transfer Agent, Custodian and Accounting Services..........................  25
Principal Holders of Securities............................................  26
Current Yield..............................................................  28
Financial Statements.......................................................  29
Appendix A................................................................. A-1

                                  INTRODUCTION

                  Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (formerly, BT Alex. Brown Cash Reserve Fund, Inc.) (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. There are four separate Prospectuses for the Fund's shares. These prospectuses may be obtained without charge from your Participating Dealer or Shareholder Serving Agent or by writing the Fund, P.O. Box 17250, Baltimore, Maryland 21203. Investors may also call (800) 553-8080. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Unless otherwise noted, the term "Prospectus" as used herein refers to the Prospectus for each class of the Fund's shares. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                             THE FUND AND ITS SHARES

                  The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and its shares are registered under the Securities Act of 1933. The Fund was organized as a corporation under the laws of the State of Maryland on November 19, 1980, reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and, following certain changes in Maryland law, reorganized as a Maryland corporation effective April 5, 1990.

                  The Fund offers three series of shares (each such series is referred to herein as a "Series" and collectively as the "Series"):

                   o Prime Series
                   o Treasury Series
                   o Tax-Free Series


                  There are currently six classes of the Prime Series, designated as the Deutsche Banc Alex. Brown Cash Reserve Prime Shares, the Flag Investors Cash Reserve Prime Class A Shares, the Flag Investors Cash Reserve Prime Class B Shares, the Flag Investors Cash Reserve Prime Class C Shares, the Deutsche Banc Alex. Brown Cash Reserve Prime Institutional Shares and the Quality Cash Reserve Prime Shares. There are currently two classes of the Treasury Series, designated as the Deutsche Banc Alex. Brown Cash Reserve Treasury Shares and the Deutsche Banc Alex. Brown Cash Reserve Treasury Institutional Shares. There are currently two classes of the Tax-Free Series, designated as the Deutsche Banc Alex. Brown Cash Reserve Tax-Free Shares and the Deutsche Banc Alex.

Brown Cash Reserve Tax-Free Institutional Shares.

                  The term "majority of the outstanding shares" of either the Fund or a particular Series or class means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund or such Series or class present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or such Series or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Series or class.

                  Shareholders do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all classes voting together for the election of directors may elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

                  The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

                  The Fund's Articles of Incorporation authorize the issuance of 11,560,000,000 shares, each with a par value of $.001. The Board of Directors may increase or (within limits) decrease the number of authorized shares without shareholder approval. A share of a Series represents an equal proportionate interest in such Series with each other share of that Series and is entitled to a proportionate interest in the dividends and distributions from that Series except to the extent such dividends and distributions may be affected by differences in the expenses allocated to a particular class.

                  The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of that Series. The underlying assets of each Series are segregated and are charged with the expenses attributable to that Series and with a share of the general expenses of the Fund as described below under "Expenses." While the expenses of the Fund are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series. In addition, expenses of a Series that are attributable to a particular class of shares offered by that Series are allocated to that class. See "Expenses."

                  The Fund's Charter provides that the directors and officers of the Fund will not be liable to the Fund or its shareholders for any action taken by such director or officer while acting in his or her capacity as such, except for any liability to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund's Charter provides for indemnification by the Fund of the directors and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund's Charter also authorizes the purchase of liability insurance on behalf of the directors and officers.

                  The Fund will not normally hold annual shareholders' meetings. Directors may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Fund. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund will undertake to provide a list of shareholders or to disseminate appropriate materials.

                  Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

                       INVESTMENT PROGRAM AND RESTRICTIONS

Treasury Series

                  The Treasury Series may invest in U.S. Treasury obligations consisting of marketable securities and instruments issued by the U.S. Treasury, including bills, notes, bonds and other obligations. It is management's intention to have 100% of the Treasury Series' assets invested in such instruments at all times. In unusual circumstances, up to 10% of the Treasury Series' assets may be invested in repurchase agreements collateralized by U.S. Treasury obligations. Such investments will be made only when it is necessary to ensure that the Series is fully invested while satisfying its liquidity requirements.

Prime Series

                  In addition to the U.S. Treasury obligations described above and repurchase agreements collateralized by U.S. Treasury securities, the Prime Series may invest in obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. Some of these obligations are backed by the full faith and credit of the U.S. Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency's right to borrow from the U.S. Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., the Federal National Mortgage Association).

                  The Prime Series may also invest in a broad range of commercial and bank obligations that the Fund's investment advisor (the "Advisor"), under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for such obligations described below:


                  The Prime Series may invest in instruments consisting of commercial paper and variable amount master demand notes. Eligible commercial paper is limited to short-term, unsecured promissory notes issued by corporations that (i) are rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1+ or A-1 by Standard and Poor's Ratings Group ("S&P") or (ii) if not rated by Moody's or S&P, are of comparable quality to Prime-I or A-l+ or A-1 instruments as determined by the Advisor; and (iii) are otherwise "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula.


                  Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All master demand notes acquired by the Prime Series will be payable within a prescribed notice period not to exceed seven days.

                  The Prime Series may also invest in bank instruments consisting mainly of certificates of deposit and bankers' acceptances that (i) are issued by U.S. banks that satisfy applicable quality standards; or (ii) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation.

Tax-Free Series


                  The Tax-Free Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"); provided that the interest paid on such debt obligations and private activity bonds, in the opinion of bond counsel, is exempt from federal income taxes.

                  The Tax-Free Series invests in high quality municipal securities that the Advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by the recognized rating agencies (provided that such purchases would be further limited unless the instrument meets the definition of an "Eligible Security" as defined in Rule 2a-7 under the 1940 Act), including: (1) bonds rated Aaa or Aa by Moody's or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody's or A-1+, A-1 or A-2 by S&P; (3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody's; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund's Board of Directors. The Tax-Free Series may purchase unrated securities if they are determined by the Advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above.

                  The Tax-Free Series may hold cash reserves pending investment in municipal securities.

                  It is a fundamental policy of the Tax-Free Series to have its assets invested so that at least 80% of the Series' income will be exempt from federal income taxes, and it is the Tax-Free Series' present intention (but it is not a fundamental policy) to invest its assets so that 100% of its annual interest income will be tax-exempt. From time to time, on a temporary basis or for defensive purposes, however, the Fund may invest up to all of its assets in taxable short-term investments that meet the criteria for investment for the Treasury or Prime Series as described above.

                  The Tax-Free Series will seek to avoid the purchase of private activity bonds the interest on which would be considered to be an item of preference for purposes of alternative minimum tax liability for individuals under the Internal Revenue Code of 1986, as amended.

Other Investment Practices

                  The Fund may enter into the following arrangements with respect to any Series:


                  When-issued Securities involving commitments by a Series to purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities.


                  The Prime Series and the Treasury Series may also enter into the following arrangements:

                  Repurchase Agreements under which the Series acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Series' holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding 397 days, repurchase agreements entered into by a Series will not have a stated maturity in excess of seven days from the date of purchase. A Series may enter into repurchase agreements with institutions that the Fund's Advisor believes present minimal credit risk. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

                  The Prime Series may also enter into the following arrangements:

                  Reverse Repurchase Agreements involving the sale of money market instruments held by the Prime Series, with an agreement to repurchase the instruments at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments that would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities the Prime Series is obligated to repurchase.

                  Each Series may invest in instruments that have certain minimum ratings of either Moody's or S&P as permitted by the investment objective, policies and restrictions of each such Series. Investments of commercial paper may be precluded unless a particular instrument is an "Eligible Security" as defined in Rule 2a-7 under the 1940 Act. Rule 2a-7 defines "Eligible Security" as follows:

                  (i) a security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of Short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the Requisite NRSROs(1) in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (ii)     a security:

                           (A) that at the time of issuance was a Long-term
                  security but that has a remaining maturity of 397 calendar days or less, and

                           (B) whose issuer has received from the Requisite
                  NRSROs a rating, with respect to a class of Short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (iii) an Unrated Security that is of comparable quality to a security meeting the requirements of paragraphs (i) or (ii) of this section, as determined by the money market fund's board of directors; provided, however, that:

                           (A) the board of directors may base its determination
                  that a Standby Commitment is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default; and


--------
1/ "Requisite NRSRO" shall mean (a) any two nationally recognized statistical rating organizations that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases or rolls over the security, that NRSRO. At present the NRSROs are: Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff and Phelps, Inc., Fitch Investors Services, Inc. and, with respect to certain types of securities, IBCA Limited and its affiliates, IBCA Inc. Subcategories or gradations in ratings (such as a "+" or "-") do not count as rating categories.

                           (B) a security that at the time of issuance was a
                  Long-term security but that has a remaining maturity of 397 calendar days or less and that is an Unrated Security(2) is not an Eligible Security if the security has a Long-term rating from any NRSRO that is not within the NRSRO's two highest categories (within which there may be sub-categories or gradations indicating relative standing).

                  See Appendix A following this Statement of Additional Information for a description of the minimum ratings of Moody's and S&P for instruments in which each Series may invest.


                             INVESTMENT RESTRICTIONS

                  The investment restrictions applicable to the Fund's investment program are set forth below. As a matter of fundamental policy which may not be changed without a majority vote of shareholders (as that term is defined in this Statement of Additional Information under the heading "General Information About the Fund"), no Series will:

                  (1) purchase securities of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities and any municipal securities guaranteed by the U.S. Government) if immediately after such purchase more than 5% of the value of the Series' assets would be invested in such issuer;

                  (2)      borrow money or issue senior securities, except that
                           (i) any Series may borrow money for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing; (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series may enter into commitments to purchase securities in accordance with its investment program;

                  (3) make loans, except that each Series may purchase or hold debt instruments in accordance with its respective investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements;

                  (4) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with a Series' investment program may be deemed an underwriting;

                  (5) invest in real estate (a Series may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein);


                  (6) purchase or sell commodities or commodities contracts, provided that each Series may invest in financial futures and options on such futures.




------
2/ An "unrated security" is a security (i) issued by an issuer that does not have a current short-term rating from any NRSRO, either as to the particular security or as to any other short-term obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a rating with respect to a class of short-term debt obligations now comparable in priority and security; or (iii) a security that is rated but which is the subject of an external credit support agreement not in effect when the security was assigned its rating, provided that a security is not an unrated security if any short-term debt obligation issued by the issuer and comparable in priority and security is rated by any NRSRO.

                  The Prime Series may not purchase any commercial paper or variable rate demand notes that would cause more than 25% of the value of the Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

                  The following investment restrictions apply to the Tax-Free
Series:

                  (1) The Tax-Free Series may not purchase any securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit and guarantees of banks) that would cause more than 25% of the value of the Series' total net assets at the time of such purchase to be invested in (i) securities of one or more issuers conducting their principal activities in the same state; (ii) securities, the interest on which is paid from revenues of projects with similar characteristics; or (iii) industrial development bonds the obligers of which are in the same industry;

                  (2) The Tax-Free Series will be invested so that at least 80% of the Series' income will be exempt from federal income taxes.

                  The following investment restriction may be changed by a vote of the majority of the Board of Directors of the Fund. No Series will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

                  The following investment restriction, that may be changed by a vote of the majority of the Board of Directors of the Fund, applies to the Treasury Series. The Treasury Series will limit investments in U.S. Government obligations to U.S. Treasury obligations.


                         SHARE PURCHASES AND REDEMPTIONS

Purchases and Redemptions

                  A complete description of the manner by which the Fund's Shares may be purchased or redeemed appears in the Prospectus for that class under the headings "How to Buy Shares" and "How to Redeem Shares." The Fund reserves the right to suspend the sale of Shares at any time.

                  The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

Net Asset Value Determination

                  The net asset value of the Treasury Series and the Tax-Free Series is determined daily as of 11:00 a.m. (Eastern time) and the net asset value of the Prime Series is determined daily as of 12:00 noon (Eastern time) each day that Bankers Trust Company and the New York Stock Exchange are open for business.

                  For the purpose of determining the price at which shares of each class of each Series are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of such Series as set forth below; (b) deducting such Series' and class' liabilities; (c) dividing the resulting amount by the number of shares outstanding of such class; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for each class of each Series.

                  The instruments held in each Series' portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold all the securities in its portfolios. During periods of declining interest rates, the daily yield for any Series computed as described under "Dividends and Taxes" below, may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value for a Series on a particular day, a prospective investor in such Series would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Series would receive less investment income. The converse would apply in a period of rising interest rates.

                  The valuation of the portfolio instruments based upon their amortized cost, the calculation of the per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each class of each Series is permitted in accordance with rules and regulations of the SEC applicable to money market funds, as amended, effective June 1, 1991, which require the Fund to adhere to certain quality, maturity and diversification conditions. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less for each Series, purchases only instruments having remaining maturities of 397 days or less and invests only in securities determined by the Board of Directors to be of high quality with minimal credit risk. The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1.00 for each class of each Series as computed for the purpose of sales and redemptions. Such procedures include review of each Series' portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for any class of any Series deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the relevant class or Series. In the event the Board of Directors determines that such a deviation exists for any class of any Series, it will take such corrective action as it deems necessary and appropriate, including sales of portfolio instruments prior to maturity to realize capital maturity; withholding of dividends; redemption of shares in kind; or establishment of a net asset value per share by using available market quotations.

                               DIVIDENDS AND TAXES

Dividends

                  All of the net income earned on the Prime Series, Treasury Series and the Tax-Free Series is declared daily as dividends to the respective holders of record of shares of each class of each Series. The net income of each Series for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned (including both original issue and market discount), if any, on the assets of such Series and any general income of the Fund prorated to the Series based on its relative net assets, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Series and general expenses of the Fund prorated to each such Series based on its relative net assets. Expenses attributable to a class of a Series are allocated to that class. Although realized gains and losses on the assets of each Series are reflected in the net asset value of such Series, they are not expected to be of an amount which would affect the net asset value of any Series of $1.00 per share for the purposes of purchases and redemptions. Realized gains and losses may be declared and paid yearly or more frequently. The amount of discount or premium on instruments in each portfolio is fixed at time of their purchase. See "Net Asset Value Determination" above.

                  Should the Fund incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of any class of a Series for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of any class of a Series was reduced, or was anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments with respect to such class or Series until the net asset value returns to $1.00. Thus, the expense, loss or depreciation might result in a shareholder (i) receiving no dividends for the period during which the shareholder held shares of such class or Series or (ii) receiving upon redemption a price per share lower than that which he paid.

                  Dividends on all classes of a Series are normally payable on the first day that a share purchase or exchange order is effective but not on the day that a redemption order is effective. Share purchases for the Treasury Series and the Tax-Free Series effected before 11:00 a.m. (Eastern Time) and Share purchases for the Prime Series effected before 12:00 noon (Eastern Time) begin to earn dividends on the same business day. Dividends are declared and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value unless the shareholder has elected to have dividends paid in cash.

Taxes

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Series and their shareholders that are not described in the Series' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders, and the discussion here and in the Series' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.


                  The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company


                  Each Series intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Series expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.


                  In order to qualify as a RIC, a Series must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Series' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Series' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Series' assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Series' taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses.


                  The Treasury Series may make investments in securities (such as STRIPS) that bear an "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Series must distribute to satisfy the Distribution Requirement. In some cases, the Series may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.


                  Although each Series intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Series will be subject to federal income taxation to the extent any such income or gains are not distributed.


                  If the Series fail to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Series' current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Series Distributions

                  Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Series' earnings and profits. Each Series anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.


                  Each Series intends to distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). Such distributions are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held their Shares. If any such gains are retained, however, a Series will pay federal income tax thereon.


                  In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Series for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Series distribution will qualify for the corporate dividends-received deduction.

                  Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Series in the year in which the dividends were declared.

                  In certain cases, a Series will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or
(3) has failed to certify to the Series that such shareholder is not subject to backup withholding.

                  Each Series will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Series during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Series Shares

                  Generally, gain or loss on the sale or exchange of a Series Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Series with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Series that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

Federal Excise Tax

                  If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Series will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Series intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State and Local Taxes

                  Depending upon state and local law, distributions by the Series to shareholders and the ownership of Shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Series.

Additional Tax Information For The Tax-Free Series


                  The Series intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Series' net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.


                  The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Series and will be applied uniformly to all dividends declared with respect to the Series during that year. This percentage may differ from the actual percentage for any particular day.

                  Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, generally will be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Series intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

                  Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Series will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

                  Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

                  Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Series to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

                  Issuers of bonds purchased by the Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

                  The Series may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.


                             MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent.

                  The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
         Managing Director, Deutsche Asset Management Americas; Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor). Formerly, Director, ISI Family of Funds (registered investment companies). Chartered Financial Analyst.

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds and Deutsche Funds, Inc., and Trustee, Deutsche Portfolios (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated) and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, The Wadsworth Group (registered investment advisor), First Fund Distributors, Inc. (registered broker-dealer) and Guinness Flight Investments Funds, Inc.; Director, The Germany Fund, Inc., The Central European Equity Fund, Inc., Deutsche Funds, Inc., Trustee, Deutsche Portfolios, and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies).

CARL W. VOGT, Esq., President (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration). Formerly, Director of each fund in the Fund Complex.

CHARLES A. RIZZO, Treasurer (8/5/57)
         Vice President and Department Head, Deutsche Asset Management Americas, since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated, 1998-1999. Formerly, Senior Manager,
         PricewaterhouseCoopers LLP, 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, Deutsche Asset Management Americas, since 1999; and Vice President, BT Alex. Brown Incorporated, 1997-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management Americas, since 1999. Principal, BT Alex. Brown Incorporated, 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently eight funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of four funds in the Fund Complex. Ms. Rimel serves as Director of seven funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of seven of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex.


                  With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and directors of the Fund who are officers or directors of Deutsche Asset Management Americas or ICC may be considered to have received remuneration indirectly. Each director who is not an "interested person" of the Fund (as defined in the 1940
Act) (an "Independent Director") and Mr. Vogt, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and from all Flag Investors Funds for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit and Executive Committees receive an annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1999, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled $137,888.

         The following table shows aggregate compensation payable to each of the Fund's directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1999. Until September 27, 1999, the Fund Complex included the four funds in the ISI Fund Family.

-----------------------------------------------------------------------------------------------------------------------

     COMPENSATION TABLE
------------------------------- ------------------------------ --------------------------- ----------------------------

                                                                                           Total Compensation from the
                                                                                           Fund and the Fund Complex
                                Aggregate Compensation from                                Payable to Directors for
                                the Fund Payable to                                        the Fiscal Year Ended
                                Directors for the Fiscal       Pension or Retirement       March 31, 1999
Name of Person,                 Year Ended March 31, 1999      Benefits Accrued as Part
Position                                                       of Fund Expenses
------------------------------- ------------------------------ --------------------------- ----------------------------
Richard T. Hale(1)              $0                             $0                                      $0
Chairman

Truman T. Semans(1)             $0                             $0                                      $0
Director

James J. Cunnane(8)             $25,427(2)                     (3)                             $39,000 for service
Director                                                                                          on 13 Boards(4)

Joseph R. Hardiman(5)           $20,384                        (3)                          $29,250 for service on 12
Director                                                                                             Boards(6)

John F. Kroeger(7)              $24,230                        (3)                             $36,750 for service
Director                                                                                          on 13 Boards(4)

Louis E. Levy                   $30,300(2)                     (3)                             $46,500 for service
Director                                                                                          on 13 Boards(4)

Eugene J. McDonald              $28,656(2)                     (3)                             $44,000 for service
Director                                                                                          on 13 Boards(4)

Rebecca W. Rimel                $26,232(2)                     (3)                             $39,000 for service
Director                                                                                         on 12 Boards(4,6)

Carl W. Vogt, Esq.              $25,982(2)                     (3)                             $39,000 for service
Director                                                                                         on 13 Boards(4,6)
                                                               N/A                                     N/A
Richard R. Burt(9)              N/A
Director
                                                               N/A                                     N/A
Robert H. Wadsworth(9)          N/A
Director

-------------------------

(1) A director who is, or may be, an "interested person" as defined in the 1940 Act.
(2) Of amounts payable to Ms. Rimel and Messrs. Cunnane, Levy, McDonald and Vogt, $25,823, $25,427, $23,250, $28,656 and $25,982 was deferred pursuant to a Deferred Compensation Plan.
(3) The Fund Complex has adopted a retirement plan for eligible directors and the Fund's President, as described below. The actuarially computed pension expense for the year ended March 31, 1999 was approximately $153,074.
(4)  One of these Funds ceased operations on July 29, 1998.
(5)  Elected to the Fund's Board effective September 27, 1998.
(6) Ms. Rimel receives and Messrs. Hardiman and Vogt received (prior to their appointment or election as Director to all of the funds in the Fund Complex) proportionately higher compensation from each fund for which they serve as Director.
(7)  Retired effective September 27, 1998; Deceased November 26, 1998.
(8)  Retired effective October 7, 1999.
(9)  Elected to the Fund's board effective October 7, 1999.


                  The Fund Complex has adopted a retirement plan (the "Retirement Plan") for the Fund's President and Directors who are not employees of the Fund, the Fund's advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him or her in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him or her in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a director who retired effective December 31, 1994 and a director who retired effective December 31, 1996, each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his or her life. These Participants qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as directors in the Fund Complex. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

                  Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service. The approximate credited years of service at December 31, 1998 are as follows: for Ms. Rimel, 3 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Mr. Vogt, 3 years; for Mr. Hardiman, 1 year; and for Messrs. Burt and Wadsworth, 0 years.

                                        Estimated Annual Benefits Payable
Years of Service                         By Fund Complex Upon Retirement
-------------------------------------------------------------------------------

                       Chairmen of Audit and                Other Participants
                       Executive Committees

6 years                       $4,900                              $3,900

7 years                       $9,800                              $7,800

8 years                       $14,700                             $11,700

9 years                       $19,600                             $15,600

10 years or more              $24,500                             $19,500

                  Any director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Ms. Rimel and Messrs. Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement. Currently, the deferring directors may select from among various Flag Investors Funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


                             THE INVESTMENT ADVISOR

                  On March 30, 1999, the Board of Directors of the Fund, including a majority of the Independent Directors, approved new investment advisory agreements (the "Advisory Agreements") between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") with respect to each Series. Shareholders approved the new Advisory Agreements at the Special Meeting of Shareholders held on October 7, 1999. The Advisor is an indirect subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICC and other asset management affiliates of Deutsche Bank. ICC was organized in 1987.

         The terms of the Advisory Agreements are the same except to the extent specified below. Pursuant to the terms of the Advisory Agreements, ICC (a) supervises and manages the Fund's operations; (b) formulates and implements continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of each Series; (c) provides the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services; (e) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or any Series of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's Series or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the portfolio of any of the Fund's Series; (f) determines which issuers and securities shall be represented in the portfolio of any of the Fund's Series; (g) takes all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervises the operations of the Fund's transfer and dividend disbursing agent; (i) provides the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arranges, but does not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. ICC may delegate its duties under the Advisory Agreements, and has delegated certain of such duties to its affiliates.

                  As compensation for its services for the Fund, ICC receives a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's aggregate average daily net assets: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of that portion in excess of $3.5 billion. In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and the Tax-Free Series, calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets and 0.03% of the Tax-Free Series' average daily net assets. ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series.
                  Advisory fees paid by the Fund to ICC for the last three fiscal years were as follows:

----------------------------------------------------------------------------

 For the Fiscal Year Ended March 31
----------------------------------------------------------------------------

                 1999                        1998                1997
----------------------------------------------------------------------------
             $14,541,722                 $12,511,915          $10,806,028
----------------------------------------------------------------------------

                  The Advisory Agreements continue in effect from year to year if each such agreement is specifically approved at least annually by the Fund's Board of Directors and by a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Fund or ICC may terminate any Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreements terminate automatically in the event of an "assignment," as defined in the 1940 Act.

                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to each Series. An affiliate of ICC serves as custodian to the Fund. (See "Transfer Agent, Custodian and Accounting Services.")


                                   DISTRIBUTOR


                  ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor for each class of the Fund's shares pursuant to a Distribution Agreement dated August 31, 1997 (the "Distribution Agreement"). ICC Distributors serves as the distributor for other funds in the Flag Investors family of funds.


                  The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus;
(ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

                  The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and was most recently approved on September 27, 1999

                  As compensation for its services, ICC Distributors receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.25% of the aggregate average daily net assets of all classes of the Fund, excluding net assets attributable to the Institutional Shares, the Quality Cash Reserve Prime Shares, the Flag Investors Cash Reserve Prime Class B Shares and the Flag Investors Cash Reserve Prime Class C Shares. ICC Distributors receives no compensation with respect to its services as distributor for the Institutional Shares and none of ICC Distributors' compensation as distributor of the Fund's shares is allocated to the Institutional Shares. ICC Distributors receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rates of 0.60% of the average daily net assets of the Quality Cash Reserve Prime Shares and 0.75% of the average daily net assets of the Flag Investors Cash Reserve Prime Class B and Class C Shares. In addition, ICC Distributors receives a shareholder servicing fee, paid monthly, at an annual rate equal to 0.25% of the Flag Investors Cash Reserve Prime Class B and Class C Shares' average daily net assets and 0.05% of the Deutsche Banc Alex. Brown Cash Reserve Shares' (Prime Series, Treasury Series, Tax-Free Series) average daily net assets.


                  As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

----------------------------------------------------------------------------------------------------------

For the Fiscal Year Ended March 31
----------------------------------------------------------------------------------------------------------

               Fee                           1999                     1998                 1997
----------------------------------------------------------------------------------------------------------
Prime Series 12b-1 Fees                   $9,527,563 1              $8,299,915 3          $7,398,316 7,8
----------------------------------------------------------------------------------------------------------
Treasury Series 12b-1 Fee                 $1,964,145 1              $1,700,377 4          $1,681,441 7
----------------------------------------------------------------------------------------------------------
Tax-Free Series 12b-1 Fee                 $2,232,564 1              $1,784,579 5          $1,479,582 7
----------------------------------------------------------------------------------------------------------
Flag Investors Cash Reserve Class
B Shareholder Servicing Fee                   $4,613 1                    $750 6                $231 7
----------------------------------------------------------------------------------------------------------
Prime Shares Shareholder Service
Fee                                         $442,438 1,2                   N/A                   N/A
----------------------------------------------------------------------------------------------------------
Treasury Shares Shareholder
Service Fee                                  $99,136 1,2                   N/A                   N/A
----------------------------------------------------------------------------------------------------------
Tax-Free Shares Shareholder
Service Fee                                 $127,363 1,2                   N/A                   N/A
----------------------------------------------------------------------------------------------------------

1    Received by ICC Distributors.
2    For the period from January 12, 1999 through March 31, 1999.
3 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $3,204,626 (net of waivers of $54,321 for the Quality Cash Reserve Prime Shares Class) and ICC Distributors, the Fund's distributor effective August 31, 1997, received $5,095,289 (net of waivers of $81,870 for the Quality Cash Reserve Prime Shares Class).
4 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $655,375 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $1,045,002.
5 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $692,546 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $1,092,033.
6 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $315 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $435.
7    Received by Alex. Brown.
8    Net of fee waivers of $120,055 for the Quality Cash Reserve Prime Shares
     Class.

                  Pursuant to the Distribution Agreement, ICC Distributors may pay certain promotional and advertising expenses and, except in the case of the Institutional Shares, may compensate certain registered securities dealers and banks and other financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by ICC Distributors to certain registered securities dealers are paid by ICC Distributors out of fees received by ICC Distributors from the Fund. In addition, the Fund may enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Specifically, ICC Distributors may compensate certain registered securities dealers for opening accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of Fund shareholders. ICC Distributors may also enter into shareholder processing and servicing agreements ("Shareholder Servicing Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc. and (except for the Quality Cash Reserve Prime Shares) with banks and other financial institutions who may wish to establish accounts or sub-accounts on behalf of their customers (collectively, such securities dealers, banks and financial institutions are referred to as "Shareholder Servicing Agents").

                  For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, its transfer agent and ICC Distributors, ICC Distributors may make payments to Shareholder Servicing Agents out of its distribution fee. The fees payable to Shareholder Servicing Agents under Shareholder Servicing Agreements will be negotiated by ICC Distributors. ICC Distributors will report quarterly to the Fund's Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate will be based upon ICC Distributors' analysis of: (1) the nature, quality and scope of services being provided by the Shareholder Servicing Agent; (2) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; (3) the amount of assets being invested in shares of the Fund; and
(4) the contribution being made by the Shareholder Servicing Agent toward reducing the Fund's expense ratio. The provisions of the Distribution Agreement authorizing payments by ICC Distributors for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and payments by ICC Distributors and the Fund to Shareholder Servicing Agents may be deemed to constitute payments by the Fund to support distribution.

                  The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, ICC Distributors will engage banks as Shareholder Servicing Agents only to perform administrative and shareholder servicing functions. Management of the Fund believes that such laws should not preclude a bank from acting as a Shareholder Servicing Agent. However, judicial or administrative decisions or interpretations of such laws as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                  Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted seven separate distribution plans: one for the Flag Investors Cash Reserve Prime Class A Shares; one for the Flag Investors Cash Reserve Prime Class B Shares; one for the Flag Investors Cash Reserve Prime Class C Shares; one for the Deutsche Banc Alex. Brown Cash Reserve Prime Shares; one for the Deutsche Banc Alex. Brown Cash Reserve Treasury Shares; one for the Deutsche Banc Alex. Brown Cash Reserve Tax-Free Shares; and one for the Quality Cash Reserve Prime Shares (the "Plans"). Amounts allocated to Participating Dealers or Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans with respect to shares held by or on behalf of customers of such entities.

                  The Plans will remain in effect from year to year provided that each agreement and Plan is specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Plans were most recently approved in the foregoing manner on September 27, 1999. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Fund, that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Although it is a primary objective of each Plan to reduce expenses of the Fund by fostering growth in the Fund's net assets, there can be no assurance that this objective of each Plan will be achieved; however, based on the data and information presented to the Board of Directors by ICC Distributors, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Fund can be accomplished under the Plan.


                  Each Plan will be renewed only if the directors make a similar determination prior to each renewal term. The Plans may not be amended to increase the maximum amount of payments by ICC Distributors to Shareholder Servicing Agents without shareholder approval, and all material amendments to the provisions of the Distribution Agreement relating to the Plan must be approved by a vote of the Board of Directors and of the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. When the Board of Directors of the Fund approved the Plans, the Board of Directors requested and evaluated such information as it deemed reasonably necessary to make an informed determination that the agreements and Plans should be approved. The Board considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Plans would benefit the Fund and its shareholders. During the continuance of the Plans, ICC Distributors will report in writing to the Fund's Board of Directors annually the amounts and purposes of such payments for services rendered to shareholders by securities dealers and financial institutions who have executed Shareholder Servicing Agreements.

                  In addition, the Deutsche Banc Alex. Brown Cash Reserve Shares of the Prime, Treasury and Tax-Free Series have each adopted a Shareholder Service Plan. This plan compensates Shareholder Servicing Agents for services for which they are not otherwise being compensated under a dealer or shareholder servicing agreement entered into pursuant to the Plan for the shares. These plans will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Fund's Board of Directors.

Expenses

                  ICC and the Distributor furnish, without cost to the Fund, such personnel as are required, subject to applicable banking laws, for the proper conduct of the Fund's affairs and to carry out their obligations under the Distribution Agreement and the Advisory Agreements. The Advisor maintains, at its own expense and without cost to the Fund, trading functions in order to carry out its obligation to place orders for the purchase and sale of portfolio securities for the Tax-Free, Prime or Treasury Series, as appropriate. ICC Distributors bears the expenses of printing and distributing prospectuses (other than those prospectuses distributed to existing shareholders of the Fund) and any other promotional or sales literature used by ICC Distributors or furnished by ICC Distributors to purchasers or dealers in connection with the public offering of the Fund's shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

                  The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of ICC Distributors and ICC; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any share transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders (prospectuses distributed to prospective shareholders are paid for by ICC Distributors); all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by ICC Distributors, or ICC.

                  Expenses which are attributable to any of the Fund's three Series are charged against the income of such Series in determining net income for dividend purposes. Expenses of the Fund which are not directly attributable to the operations of a particular Series are allocated among the Series based upon the relative net assets of each Series. Expenses attributable to a class of shares of a Series are allocated to that class.


                             PORTFOLIO TRANSACTIONS

                  The Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter. During the fiscal years ended March 31, 1999, March 31, 1998, and March 31, 1997, the Fund incurred no brokerage commissions.

                  The Fund does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. The Fund's fundamental policies require that investments mature within one year or less, and the amortized cost method of valuing portfolio securities requires that the Fund maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Fund's net income or expenses.

                  The Advisor's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Advisor may, at its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by the Advisor to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that the material received is beneficial in supplementing its research and analysis, and, therefore, may benefit the Fund by improving the quality of its investment advice. The advisory fee paid by the Fund is not reduced because the Advisor receives such services. During the fiscal years ended March 31, 1999, March 31, 1998, and March 31, 1997, the Advisor directed no transactions to dealers and paid no related commissions because of research services provided to the Fund.

                  The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1999, the Fund held a 4.90% repurchase agreement issued by Goldman Sachs & Co. valued at $85,721,970. Goldman Sachs & Co. is a regular broker-dealer of the Fund.

                  The Advisor and its affiliates manage several other investment accounts, some of which may have objectives similar to that of the Fund. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Fund and such accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the Fund's three series will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                  Portfolio securities will not be purchased from or sold to or through any "affiliated person" of the Advisor, as defined in the 1940 Act. In making decisions with respect to purchase of portfolio securities for the Fund, the Advisor will not take into consideration whether a dealer or other financial institution has executed a Shareholder Servicing Agreement with ICC Distributors.

                  Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Fund's purchasing securities or instruments from or through, or selling securities or instruments to or through, any holder of 5% or more of the voting securities of any investment company managed or advised by the Advisor. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in such transactions with a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders are subject to quarterly review by the Fund's Board of Directors, including the Independent Directors. Additionally, such purchases and sales are subject to the following conditions:

                  (1) The Fund will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transactions and the information or materials upon which the determinations to purchase or sell each security were made;

                  (2) Each security to be purchased or sold by the Fund will be:
                  (i) consistent with the Fund's investment policies and objectives; (ii) consistent with the interests of the Fund's shareholders; and (iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time;

                  (3) The terms of each transaction will be reasonable and fair to the Fund's shareholders and will not involve overreaching on the part of any person; and

                  (4) Each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.


                               SEMI-ANNUAL REPORTS

                  The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a schedule of investments held in the Fund's portfolios and its financial statements.


                             INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201, are the independent accountants to the Fund.


                                 SUB-ACCOUNTING

                  The Fund and ICC have arranged for PFPC to offer sub-accounting services to Fund shareholders and maintain information with respect to underlying owners. Investors, such as financial institutions, investment counselors and brokers, who purchase shares for the account of others, can make arrangements through the Fund or ICC for these sub-accounting services.


                                  LEGAL MATTERS

                  Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

                TRANSFER AGENT, CUSTODIAN AND ACCOUNTING SERVICES


                  Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended March 31, 1999, Bankers Trust was paid $604,985 as compensation for providing custody services to the Fund. ICC, the Fund's investment advisor, provides accounting services for each Series. In addition, ICC serves as the Fund's transfer and dividend disbursing agent. ICC receives such compensation from the Fund (or, with respect to accounting fees, from the Tax-Free, Prime or Treasury Series, as appropriate) for services in such capacities as are agreed to from time to time by ICC and the Fund.


                  As compensation for providing accounting services to each Series of the Fund, ICC receives an annual fee, calculated daily and paid monthly as shown below.


                                                                       Incremental Annual
                  Average Daily Net Assets                          Accounting Fee Per Series
                  ------------------------                          -------------------------

         $                0   -    $       10,000,000                    $13,000(fixed fee)
         $       10,000,000   -    $       20,000,000                    0.100%
         $       20,000,000   -    $       30,000,000                    0.080%
         $       30,000,000   -    $       40,000,000                    0.060%
         $       40,000,000   -    $       50,000,000                    0.050%
         $       50,000,000   -    $       60,000,000                    0.040%
         $       60,000,000   -    $       70,000,000                    0.030%
         $       70,000,000   -    $      100,000,000                    0.020%
         $      100,000,000   -    $      500,000,000                    0.015%
         $      500,000,000   -    $    1,000,000,000                    0.005%
         over $1,000,000,000                                             0.001%

                  In addition, each Series, as appropriate, will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of accounting services for such Series: express delivery, independent pricing and storage.

                  For the fiscal year ended March 31, 1999, ICC received fees of $167,901 for providing accounting services to the Prime Series, $134,044 for providing accounting services to the Treasury Series and $137,933 for providing accounting services to the Tax-Free Series.

                  As compensation for providing transfer agency services, the Fund pays ICC up to $18.13 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 1999, such fees totaled $2,213,530 for the Prime Series, $303,231 for the Treasury Series and $127,823 for the Tax-Free Series, respectively.

                         PRINCIPAL HOLDERS OF SECURITIES


                  To Fund management's knowledge, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of December 5, 1999.*


------------------------------------------ ---------------- --------------- ----------------------------------------
           Name and Address                     Owned of      Beneficially            Percentage of Ownership
                                                 Record           Owned
------------------------------------------ ---------------- --------------- ----------------------------------------





--------------------------------------------------------------------------------------------------------------------

         As of December 5, 1999 the directors and officers of the Fund owned an aggregate of less than 1% of the Fund's shares or any class thereof.


-----------------------------------------

* To Fund management's knowledge, BT Alex. Brown Incorporated owned less than 1% of any Series of the Fund, as of October 22, 1999.

                                   CURRENT YIELD

                  Set forth below are the current, effective and taxable-equivalent yields, as applicable, for each class or series of the Fund's shares for the seven-day period ended March 31, 1999.

Series or class                            Current Yield    Effective Yield       Taxable-Equivalent Yield**
---------------                            -------------    ---------------       --------------------------

Prime Series*                                4.27%             4.36%                       N/A
Institutional Prime Shares                   4.57%             4.67%                       N/A
Quality Cash Reserve Prime Shares            3.97%             4.05%                       N/A
Flag Investors Cash Reserve Prime B Shares   3.56%             3.63%                       N/A
Cash Reserve Treasury Shares                 3.97%             4.04%                       N/A
Institutional Treasury Shares                4.26%             4.35%                       N/A
Cash Reserve Tax-Free Shares                 2.39%             2.41%                       2.41%
Institutional Tax-Free Shares                2.69%             2.72%                       2.72%
-----------------------

* Cash Reserve Prime Shares and Flag Investors Cash Reserve Prime Class A
  Shares.
** Assumes a tax rate of 31%.

                  The yield for each Series of the Fund can be obtained by calling your Participating Dealer or Shareholder Servicing Agent. Quotations of yield on each Series of the Fund may also appear from time to time in the financial press and in advertisements.


                  The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for each Series or class will be computed by assuming that an account was established with a single share of a Series (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Fund may also furnish a quotation of effective yield for each Series or class that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result.

                  In addition, the Fund may furnish a quotation of the Tax-Free Series' taxable-equivalent yield, which will be computed by dividing the tax-exempt portion of such Series' effective yield for a stated consecutive seven day period by one minus the investor's income tax rate and adding the product to the portion of the yield for the same consecutive seven day period that is not tax-exempt. The resulting yield is what the investor would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by the Tax-Free Series.

                  Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each of the Fund's Series and each Series' or class' operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the portfolio of a Series. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for any Series of the Fund with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, and
(c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors.



                               FINANCIAL STATEMENTS

                  See next page.

                                    Appendix A

Commercial Paper Ratings

                  Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.

                  S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Short Term Debt Ratings

                  Moody's - State and municipal notes, as well as other short-term obligations, are assigned a Moody's Investment Grade (MIG) rating. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in evaluating bond risk may be less important over the short run.

                                       MIG 1

                  Notes bearing this designation are of the best quality. Notes are enjoying strong "protection" by established cash flows, superior liquidity support or a demonstrated broad-based access to the market for refinancing.

                                       MIG 2

                  Notes bearing this designation are of high quality. Margins of protection are ample although not as large as in the preceding group.

                  S&P - The note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will receive a note rating. Notes rated "SP-1" have a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are assigned a plus (+) designation.

Tax-Exempt Demand Ratings

                  Moody's - Issues which have demand features (i.e., variable rate demand obligations) are assigned a VMIG symbol. This symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity, and payment relying on external liquidity. The VMIG rating is modified by the numbers 1, 2 or 3. VMIG1 represents the best quality in the VMIG category, VMIG2 represents high quality, and VMIG3 represents favorable quality.

                  S&P - "dual" ratings are assigned to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are used to denote the put option (e.g., "AAA/A-1+").

                                     PART C

                                OTHER INFORMATION

Item 23:     Exhibits
             --------

(a)          Charter

    (1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.

    (2) Articles Supplementary to Articles of Incorporation dated June 28, 1990 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N- 1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.

    (3) Articles Supplementary to Articles of Incorporation dated July 31, 1990 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.

    (4) Articles Supplementary to Articles of Incorporation dated May 6, 1992 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.

    (5) Articles Supplementary to Articles of Incorporation, dated December 31, 1994 incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.

    (6) Articles Supplementary to Articles of Incorporation dated December 29, 1995 incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000573) on March 27, 1997.

    (7) Articles Supplementary to Articles of Incorporation dated October 8, 1996 incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000573) on March 27, 1997.

    (8) Articles Supplementary to Articles of Incorporation dated March 28, 1997 incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001360) on July 29, 1997.

    (9) Articles Supplementary to Articles of Incorporation dated June 17, 1997 incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001360) on July 29, 1997.

    (10) Articles of Amendment to Articles of Incorporation, as filed with the Maryland State Department of Assessments and Taxation on August 29, 1997 incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No 950116-98-001581) on July 29, 1998.

    (11) Articles Supplementary to Articles of Incorporation, as filed with the Maryland State Department of Assessments and Taxation on April 3, 1998 incorporated by reference to Exhibit (1)(k) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.


(12) Articles Supplementary to Articles of Incorporation, as filed with the Maryland State Department of Assessments and Taxation on April 14, 1999 incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 1, 1999.

(13) Articles Supplementary to Articles of Incorporation, as filed with the Maryland State Department of Assessments and Taxation on October 5, 1999 filed herewith.


(b) By-Laws incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.

(c) Instruments Defining Rights of Security Holders with respect to Prime Series Shares and Treasury Shares is incorporated by reference to Exhibit (1)(a) (Articles of Incorporation) and Exhibit 2 (By-Laws) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.

(d)(1) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp. with respect to the Prime Series incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (2) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp. with respect to the Treasury Series incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (3) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp. with respect to the Tax-Free Series incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.


    (4) Form of Expense Limitation Agreement, with respect to the Treasury Series incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 1, 1999.

    (5) Investment Advisory Agreement dated June 4, 1999, between Registrant and Investment Company Capital Corp. with respect to the Prime Series, filed herewith.

    (6) Investment Advisory Agreement dated June 4, 1999, between Registrant and Investment Company Capital Corp. with respect to the Treasury Series, filed herewith.

    (7) Investment Advisory Agreement dated June 4, 1999, between Registrant and Investment Company Capital Corp. with respect to the Tax-Free Series, filed herewith.


(e)(1) Distribution Agreement dated August 31, 1997 between ICC Distributors, Inc. and Registrant incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (2) Form of Sub-Distribution Agreement incorporated by reference to Exhibit
(6)(b) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (3) Form of Shareholder Servicing Agreement between ICC Distributors, Inc. and Participating Broker-Dealers incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.


    (4) Shareholder Service Plan with respect to the Prime Series incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 1, 1999.

    (5) Shareholder Service Plan with respect to the Treasury Series incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 1, 1999.

    (6) Shareholder Service Plan with respect to the Tax-Free Series incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 1, 1999.


(f)          Not Applicable

(g) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998 incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

(h) Master Services Agreement (for transfer agency and accounting services for the Fund ) between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit 9 to Post- Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 30, 1996.


(i)          Opinion of Counsel To be filed.

(j)          Consent of PricewaterhouseCoopers LLPTo be filed.


(k)          Not Applicable.

(l)          Not Applicable.

(m)(1) Distribution Plan with respect to BT Alex. Brown Cash Reserve Prime Shares incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (2) Distribution Plan with respect to Flag Investors Cash Reserve Prime Shares - Class A incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (3) Distribution Plan with respect to Flag Investors Cash Reserve Prime Shares-Class B incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (4) Distribution Plan with respect to Quality Cash Reserve Prime Shares incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (5) Distribution Plan with respect to BT Alex. Brown Cash Reserve Treasury Shares incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

    (6) Distribution Plan with respect to BT Alex. Brown Cash Reserve Tax-Free Shares incorporated by reference to Exhibit (15)(f) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

(n)          Not applicable.

(o)(1) Registrant's 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July 29, 1996.

    (2) Registrant's Amended 18f-3 Plan incorporated by reference to Exhibit
(18)(b) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001360) on July 29, 1997.

    (3) Registrant's 18f-3 Plan, with exhibits through March 27, 1998 incorporated by reference to Exhibit (18)(c) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.


(p)         Powers of Attorney, filed herewith.


Item 24.   Persons Controlled by or under Common Control With Registrant

    Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

    None.

Item 25.     Indemnification

    State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

    Sections a, b, c and d of Article IX of Registrant's Articles of Incorporation included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

    (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

    (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

    (c) No provision of this Article shall be effective to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    (d) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, Therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26.     Business and Other Connections of Investment Advisor

    Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investments advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

    During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.     Principal Underwriters

         (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.


         ICC Distributors, Inc. acts as distributor for Flag Investors Communications Fund, Inc. (formerly known as Flag Investors Telephone Income Fund, Inc.), Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Shares Class of Total Return U.S. Treasury Fund, Inc., Flag Investors Shares Class of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., BT Investment Funds, BT Advisor Funds, BT Pyramid Mutual Funds, BT Institutional Funds, BT Investment Portfolios, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, and Morgan Grenfell Funds, all registered open-end management investment companies.


         (b)


                                                                  Position and
Names and Principal            Position and Offices               Offices with
Business Address*              with Principal Underwriter         Registrant
----------------------------------------------------------------------------
John Y. Keffer                    President                           None
Sara M. Morris                    Treasurer                           None
David I. Goldstein                Secretary                           None
Benjamin L. Niles                 Vice President                      None
Margaret J. Fenderson             Assistant Treasurer                 None
Dana L. Lukens                    Assistant Secretary                 None
Nanette K. Chern                  Chief Compliance Officer            None


- ------------------
* Two Portland Square
  Portland, Maine 04101

         (c)        Not Applicable.

Item 28.            Location of Accounts and Records

         State the name and address of each person maintaining physical possession of each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder.

         Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, Registrant's Investment Advisor, Accounting Services Provider and Transfer and Dividend Disbursing Agent, will maintain physical possession of each such account, book or other document of the Registrant except for those maintained by the Registrant's Custodian, Bankers Trust Company, 130 Liberty Street, New York, New York, 10006.

Item 29.            Management Services

         Furnish a summary of the substantive provisions of any management related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

         None.


Item 30.            Undertakings

         None.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 29th day of October, 1999.


                                              DEUTSCHE BANC ALEX. BROWN CASH
                                              RESERVE FUND, INC.


                                                 By: /s/ Daniel O. Hirsch
                                                   -----------------------------
                                                       Daniel O. Hirsch
                                                     Assistant Secretary

                  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:



         *                          Chairman and            October 29, 1999
--------------------------          Director               -------------------
Richard T. Hale                                             Date

         *                          Director                October 29, 1999
-------------------------                                   -------------------
Richard R. Burt                                             Date

         *                          Director                October 29, 1999
--------------------------                                  -------------------
Joseph R. Hardiman                                          Date


         *                          Director                October 29, 1999
--------------------------                                  -------------------
Louis E. Levy                                               Date


         *                          Director                October 29, 1999
--------------------------                                  -------------------
Eugene J. McDonald                                          Date

         *                          Director                October 29, 1999
--------------------------                                  -------------------
Rebecca W. Rimel                                            Date

         *                          Director                October 29, 1999
--------------------------                                  -------------------
Truman T. Semans                                            Date

         *                          Director                October 29, 1999
--------------------------                                  -------------------
Robert H. Wadsworth                                         Date

         *                          President                October 29, 1999
--------------------------                                  -------------------
Carl Vogt, Esq.                                             Date

         *                          Chief Financial         October 29, 1999
--------------------------          and Accounting          -------------------
Charles A. Rizzo                    Officer                 Date


* By:  /s/Daniel O. Hirsch
       -------------------
         Daniel O. Hirsch
         Attorney-In-Fact

                   RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel
O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., North American Government Bond Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc. and ISI Strategy Fund, Inc. on behalf of each Fund's President pursuant to a properly executed power of attorney.



                   RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel
O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., North American Government Bond Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc. and ISI Strategy Fund, Inc. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.